UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 24, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Level 3 Communications, Inc. (“Level 3” or “we” or “us” or “our”) held its 2012 annual meeting of stockholders on May 24, 2012.  At the meeting, stockholders present in person or by proxy voted on the matters described below.  The votes noted below are the final voting results.

There were 216,217,175 of our common stock entitled to vote at the 2012 annual meeting and a total of 200,323,643 shares (92.65% of the outstanding common stock) were represented at the meeting in person or by proxy.

1.               Election of Directors:  Stockholders elected each of the 12 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2013 or until his successor is elected and qualified, based on the following votes:

	FOR	WITHHOLD	BROKER NON-VOTE
Walter Scott, Jr.	167,164,650	1,545,091	31,613,902
James Q. Crowe	166,819,207	1,890,534	31,613,902
General Kevin P. Chilton	167,205,121	1,504,620	31,613,902
Admiral Archie R. Clemins	167,018,728	1,691,013	31,613,902
Steven T. Clontz	167,166,853	1,542,888	31,613,902
Admiral James O. Ellis, Jr.	167,479,078	1,230,663	31,613,902
Richard R. Jaros	111,175,401	57,534,340	31,613,902
Michael J. Mahoney	111,225,314	57,484,427	31,613,902
Charles C. Miller, III	167,517,168	1,192,573	31,613,902
Peter Seah Lim Huat	162,334,865	6,374,876	31,613,902
John T. Reed	165,368,851	3,340,890	31,613,902
Dr. Albert C. Yates	111,286,006	57,423,735	31,613,902

2.               To approve an amendment to the Level 3 Communications, Inc. restated certificate of incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 293,333,333 to 343,333,333.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
193,235,788	6,827,506	260,349	0

3.               To approve the amendment of the Level 3 Communications, Inc. Stock Plan to increase the number of shares of our common stock, par value $.01 per share, that are reserved for issuance under the plan by 6.5 million.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
151,912,954	16,623,457	173,330	31,613,902

4.               To approve and ratify the implementation of the Rights Agreement that is designed to protect Level 3 Communications, Inc.’s U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
149,444,548	19,103,072	162,121	31,613,902

5.               To approve the named executive officer compensation, which vote is on an advisory basis.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
96,985,267	70,437,793	1,286,681	31,613,902

Item 8.01.  Other Matters

Attached as Exhibit 10.1 to this Current Report is the Level 3 Communications, Inc. Stock Plan, effective May 24, 2012.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
None

(b)	Pro Forma Financial Information
None

(c)	Shell Company Transactions
None

(d)	Exhibits

	10.1	Level 3 Communications, Inc. Stock Plan, effective May 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date:  May 25, 2012

Exhibit Index

Exhibit	Description

10.1	Level 3 Communications, Inc. Stock Plan, effective May 24, 2012.